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                                                                   EXHIBIT 25.1
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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                          ---------------------------------

                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          ---------------------------------

           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
     -----                  PURSUANT TO SECTION 305(b) (2)

                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

    A U.S. NATIONAL BANKING ASSOCIATION                 41-1592157
    (Jurisdiction of incorporation or                   (I.R.S. Employer
    organization if not a U.S. national                 Identification No.)
    bank)

    SIXTH STREET AND MARQUETTE AVENUE                   55479
    Minneapolis, Minnesota                              (Zip code)
    (Address of principal executive offices)


                          Stanley S. Stroup, General Counsel
                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                          Sixth Street and Marquette Avenue
                            Minneapolis, Minnesota  55479
                                    (612) 667-1234
                                 (Agent for Service)

                          ---------------------------------

                              DELTA BEVERAGE GROUP, INC.
                 (Exact name of obligor as specified in its charter)

    DELAWARE                                                75-2048317
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)


                                     Page 1                        Exhibit 25.1
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2221 DEMOCRAT ROAD
MEMPHIS, TN                                                            38132
(Address of principal executive offices)                             (Zip code)

                          ---------------------------------
                          $120,000,000 SENIOR NOTES DUE 2003
                         (Title of the indenture securities)

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                                     Page 2                        Exhibit 25.1
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Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. FOREIGN TRUSTEE.    Not applicable.

Item 16. LIST OF EXHIBITS.   List below all exhibits filed as a part of this
         Statement of Eligibility.

                        Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

    Exhibit 1.     a.   A copy of the Articles of Association of the
                        trustee now in effect.*

    Exhibit 2.     a.   A copy of the certificate of authority of the
                        trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                        Northwestern National Bank of Minneapolis.*

                   b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being

                                     Page 3                        Exhibit 25.1
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                        titled Northwestern National Bank and Trust
                        Company of Minneapolis.*

                   c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern
                        National Bank of Minneapolis.*

                   d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                   e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

    Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

    Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

    Exhibit 5.     Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

    Exhibit 8.     Not applicable.

    Exhibit 9.     Not applicable.


    * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

    ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-16583.


                                     Page 4                        Exhibit 25.1
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                                      SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 11th day of December, 1996.






                        NORWEST BANK MINNESOTA,
                        NATIONAL ASSOCIATION


                          /s/ Raymond S. Haverstock
                        -------------------------------------------------
                        Raymond S. Haverstock
                        Vice President


                                     Page 5                        Exhibit 25.1
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                                      EXHIBIT 6




December 11, 1996



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                        Very truly yours,

                        NORWEST BANK MINNESOTA,
                        NATIONAL ASSOCIATION


                          /s/ Raymond S. Haverstock
                        ------------------------------------------------
                        Raymond S. Haverstock
                        Vice President

                                     Page 6                        Exhibit 25.1